Exhibit 99.1

CafePress Reports Fourth Quarter and Fiscal 2014 Results

Pending Divestitures of Art and Groups Businesses Will Streamline Operations and Significantly Enhance Balance Sheet

LOUISVILLE, Ky., February 25, 2015—CafePress Inc. (NASDAQ: PRSS) today reported financial results for the three months and full year ended December 31, 2014.

Management Commentary

“CafePress’ fourth quarter results were in-line with our recent pre-announcement and during the important holiday months our focus on execution resulted in improved quality, customer satisfaction scores and prompt delivery,” said Chief Executive Officer Fred Durham. “Recent announcements of the pending divestitures of our Art and Groups businesses are the successful result of our strategic evaluations process designed to streamline our operations, unlock shareholder value and strengthen our balance sheet.”

Recent Strategic Initiatives

CafePress has recently entered into definitive agreements to divest its Art and Groups businesses for a total of approximately $41.8 million in cash, subject to certain adjustments and closing conditions. The transactions are expected to close by the end of the first quarter of 2015. The Art and Groups businesses together represented approximately 35% of the Company’s total revenue in 2014. The accounting treatment of the pending divestitures of the Art and Groups businesses is still under review by management and the Company’s independent auditors and, accordingly, has not been finalized and is subject to change. Such changes may include, without limitation, modifications to the Company’s income statements for current and prior years to report those assets as discontinued operations instead of continuing operations. “We believe these strategic steps will give us the resources required to focus on improving our core business and further enhance shareholder value. While it will take time to reinvigorate the business, we remain excited about the future,” concluded Durham.

Fourth Quarter 2014 Financial Highlights1,2

•	Net revenues from continuing operations totaled $83.3 million, compared to $88.6 million in the fourth quarter of 2013.

•	Adjusted EBITDA from continuing operations was $5.3 million, compared to Adjusted EBITDA of $7.2 million in the fourth quarter of 2013.

•	GAAP net income from continuing operations was $0.7 million, or $0.04 per diluted share, (including stock-based compensation, amortization of intangible assets,

acquisition and restructuring costs), compared to a net loss of $(4.7) million, or $(0.27) per diluted share, in the fourth quarter of 2013.

•	Non-GAAP net income from continuing operations was $2.0 million, or $0.11 per diluted share, (excluding stock-based compensation, amortization of intangible assets, acquisition and restructuring costs), compared to non-GAAP net income of $3.1 million, or $0.18 per diluted share in the fourth quarter of 2013.

•	Gross profit margin from continuing operations was 36.3% of net revenues, compared to 37.4% in the fourth quarter of 2013.

•	At December 31, 2014, cash and cash equivalents totaled $30.6 million, compared to $36.8 million at December 31, 2013. December has historically been our highest cash balance of the year.

Fourth Quarter 2014 Operating Metrics

•	Average Order Size (AOS) was $37, up 7% year-over-year.

•	Orders totaled 2.2 million, an 11% year-over-year decline.

The decrease in order count in the fourth quarter was primarily related to photo print partners, which carry a lower AOS. This was a contributor to an overall mix change, which produced an increase in AOS.

Fiscal Year 2014 Financial Highlights1,2

•	Net revenues from continuing operations for 2014 totaled $229.5 million, compared to $239.5 million in 2013.

•	Adjusted EBITDA from continuing operations was $2.6 million, compared to Adjusted EBITDA of $9.2 million in 2013.

•	GAAP net loss from continuing operations was $(13.6) million, or $(0.78) per diluted share, (including stock-based compensation, amortization of intangible assets, acquisition and restructuring costs), compared to a net loss of $(13.1) million, or $(0.76) per diluted share, in 2013.

•	Non-GAAP net loss from continuing operations was $(4.4) million, or $(0.25) per diluted share, (excluding stock-based compensation, amortization of intangible assets, acquisition and restructuring costs), compared to non-GAAP net income of $0.2 million, or $0.01 per diluted share in 2013.

•	Gross profit margin from continuing operations was 36.9% of net revenues, compared to 38% in 2013.

Fiscal Year 2014 Operating Metrics

•	Average Order Size (AOS) was $40, up 12% year-over-year.

•	Orders totaled 5.7 million, a 13% year-over-year decline.

The decrease in order count in 2014 was primarily related to photo print partners, which carry a lower AOS. This was a contributor to an overall mix change, which produced an increase in AOS.

1.	Continuing operations include Art and Groups until a finalized accounting treatment is determined; InvitationBox is excluded from continuing operations

2.	Financial Highlights include revised prior period reported results

Fourth Quarter 2014 Conference Call

Management will review the fourth quarter and fiscal year 2014 financial results on a conference call on Wednesday, February 25, 2015 at 5:00 p.m. Eastern Standard Time. To participate on the live call, analysts and investors should dial 1-888-438-5519 at least ten minutes prior to the call. CafePress will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at http://investor.cafepress.com/.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures. Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include Adjusted EBITDA, non-GAAP income (loss), and non-GAAP net income (loss) per diluted share. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, please see the information provided at the end of this press release.

To supplement the Company’s consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company’s financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by use of terms such as “believe”, “will”, “designed to” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding the pending divestitures of the Company’s Arts and Groups businesses, the anticipated timing and likelihood of the closings thereof; the accounting treatment of the pending divestitures, the anticipated impact and benefits of such divestitures to the Company, including streamlining of the Company’s operations, unlocking value that was being undervalued by the market, and strengthening of the Company’s balance sheet, the Company’s belief that the divestitures will give the Company the resources required to focus on improving its core business, and the utility and intent of providing non-GAAP measures. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially from those expressed in these forward-looking statements. Factors that might contribute to such differences include, among others: changes to the Company’s financial results, including the Company’s income statement, as a result of final accounting treatment of the pending divestitures; changes as a result of management’s further review of our actual results for the fourth quarter and full fiscal year; changes made as a result of the completion of our financial closing procedures for the fourth quarter and full fiscal year; changes in strategy caused by turnover in the senior management of the company; risks associated with our efforts to streamline our business and operations, including any divestitures; any negative impact to our brand reputation or recognition, or our sales of user-designed products; the interruption of our production and fulfillment operations; interference with our ability to procure or receive inventory; our ability to maintain the proper functioning of our websites; economic conditions generally or downturns and the general state of the economy and consumer spending trends; intensified competition; our ability to attract customers from mobile devices or otherwise; our ability to expand our customer base and meet production requirements; our ability to retain and hire necessary employees and appropriately staff our operations; the impact of seasonality on our business; our ability to timely develop new product and service offerings, as well as consumer acceptance of new technologies and new products and services; our ability to develop additional adjacent lines of business to complement our growth strategies; litigation and claims brought against us, including, but not limited to, claims relating to the securities laws, our content or for infringing or misappropriating intellectual property; our failure to protect the confidential information of our customers; our failure to adequately protect our network from attacks; changes in expense levels; changes in search engine algorithms which may adversely affect the page rankings of our products and services; disruptions in our channel partner relationships or changes in partner product roadmaps which may reduce our revenue or impair our growth; the gain or loss of significant corporate partners or specific partner programs and/or an increase in our dependencies on such corporate partnerships; our dependence on search and our ability to provide accurate search results and recommendations across our long tail marketplace catalogues; fluctuations in the revenue contribution as between our various e-commerce properties; risks and uncertainties related to our strategic review process as well as to our business or growth strategy, particularly the success and benefits of any future acquisitions and the integration thereof; acquisition-related and litigation-related risks and associated expenses and difficulty in estimating impact and costs related thereto. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” sections of the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 as filed with the Securities and Exchange Commission on November 14, 2014, and in other reports we file with the Securities and Exchange Commission from time to time, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements.

About CafePress (PRSS):

CafePress is passionate about helping individuals forge connections and celebrate their identities, interests and obsessions through unique products and content.

Our customers include people from all walks of life who are drawn to products that are emotional, inspirational and motivational. CafePress continues to enhance its assortment of designs, brands, images and base goods within its library of print-on-demand products. This expansion solidifies CafePress’ reputation as the ultimate resource for creating connections and bring-to-life creativity, opinions and passions. For more information, visit www.cafepress.com or connect with CafePress on Facebook, Twitter, Pinterest or YouTube.

CafePress Inc.

Media Relations:

Sarah Segal

650-655-3039

pr@cafepress.com

Investor Relations:

The Blueshirt Group

Whitney Kukulka

415-489-2187

whitney@blueshirtgroup.com

CafePress Inc.

Condensed Consolidated Statement of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended Dec 31,		Twelve Months Ended Dec 31,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
		Revised		Revised
Net revenues	$83,301	$88,591	$229,514	$239,537
Cost of net revenues	53,094	55,468	145,012	148,739

Gross profit	30,207	33,123	84,502	90,798

Operating expenses:
Sales and marketing	17,469	20,093	56,087	60,277
Technology and development	5,206	5,346	20,796	20,687
General and administrative	6,032	4,511	21,097	17,495
Acquisition-related costs	—	(1,992)	(669)	(1,518)
Restructuring costs	—	—	491	—

Total operating expenses	28,707	27,958	97,802	96,941

Income (loss) from operations	1,500	5,165	(13,300)	(6,143)
Interest income	9	3	18	40
Interest expense	(25)	(35)	(113)	(167)
Other (expense) income, net	(2)	(5)	(21)	(6)

Income (loss) before income taxes	1,482	5,128	(13,416)	(6,276)
Provision for income taxes	814	9,810	141	6,795

Income (loss) from continuing operations	$668	$(4,682)	$(13,557)	$(13,071)
Loss from discontinued operations, net of tax	(2,580)	(389)	(3,658)	(842)

Net loss	$(1,912)	$(5,071)	$(17,215)	$(13,913)

Net income (loss) per share of common stock:
Basic:
Continuing operations	$0.04	$(0.27)	$(0.78)	$(0.76)

Discontinued operations	$(0.15)	$(0.02)	$(0.21)	$(0.05)

Total	$(0.11)	$(0.30)	$(0.99)	$(0.81)

Diluted:
Continuing operations	$0.04	$(0.27)	$(0.78)	$(0.76)

Discontinued operations	$(0.15)	$(0.02)	$(0.21)	$(0.05)

Total	$(0.11)	$(0.30)	$(0.99)	$(0.81)

Shares used in computing net income (loss) per share of common stock:
Basic:	17,391	17,168	17,308	17,143

Diluted:	17,432	17,168	17,308	17,143

CafePress Inc.

Condensed Consolidated Balance Sheet

(In thousands, except par value amounts)

(Unaudited)

	Dec 31, 2014	Dec 31, 2013
	(Unaudited)	(Unaudited)
		Revised
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$30,649	$33,335
Short-term investments	—	3,475
Accounts receivable	8,593	8,303
Inventory	9,073	9,493
Deferred costs	3,350	2,721
Prepaid expenses and other current assets	5,098	6,630

Total current assets	56,763	63,957
Property and equipment, net	16,172	21,964
Goodwill	39,195	39,448
Intangible assets, net	9,511	15,003
Other assets	448	829

TOTAL ASSETS	$122,089	$141,201

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$16,788	$24,081
Partner commissions payable	4,586	5,210
Accrued royalties payable	6,906	6,837
Accrued liabilities	14,686	12,059
Deferred revenue	6,384	5,098
Capital lease obligations, current	526	579

Total current liabilities	49,876	53,864
Capital lease obligations, non-current	932	2,034
Other long-term liabilities	2,404	2,633

TOTAL LIABILITIES	53,212	58,531

Stockholders’ Equity :
Preferred stock, $0.0001 par value: 10,000 shares authorized as of December 31, 2014 and December 31, 2013; none issued and outstanding	—	—
Common stock, $0.0001 par value—500,000 shares authorized and 17,417 and 17,173 shares issued and outstanding as of December 31, 2014 and December 31, 2013, respectively	2	2
Additional paid-in capital	101,158	97,736
Accumulated deficit	(32,283)	(15,068)

TOTAL STOCKHOLDERS’ EQUITY	68,877	82,670

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$122,089	$141,201

CafePress Inc.

Condensed Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended Dec 31,
	2014	2013
	(Unaudited)
		Revised
Cash Flows from Operating Activities:
Net loss	$(17,215)	$(13,913)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	9,770	9,081
Amortization of intangible assets	4,239	4,976
Loss (gain) on disposal of fixed assets	206	(160)
Stock-based compensation	2,929	3,773
Change in fair value of contingent consideration liability	(796)	(4,490)
Loss on disposal of business	2,579	—
Deferred income taxes	1,341	8,272
Tax short-fall from stock-based compensation	—	(69)
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	(346)	2,080
Inventory	107	272
Prepaid expenses and other current assets	805	(921)
Other assets	381	34
Accounts payable	(7,070)	8,181
Partner commissions payable	(624)	(2,241)
Accrued royalties payable	69	113
Accrued and other liabilities	3,309	(452)
Income taxes payable	—	(765)
Deferred revenue	1,348	(4,054)

Net cash provided by operating activities	1,032	9,717

Cash Flows from Investing Activities:
Purchase of short-term investments	—	(3,475)
Proceeds from maturities of short-term investments	3,475	9,403
Purchase of property and equipment	(2,665)	(6,279)
Capitalization of software and website development costs	(3,040)	(3,995)
Proceeds from disposal of fixed assets	—	170
Decrease in restricted cash	75	170

Net cash used in investing activities	(2,155)	(4,006)

Cash Flows from Financing Activities:
Payment of short term borrowings	—	(894)
Principal payments on capital lease obligations	(558)	(545)
Proceeds from exercise of common stock options	451	60
Borrowings under insurance financing	—	940
Payments under insurance financing	(256)	(684)
Payments of contingent consideration	(1,200)	(2,451)

Net cash used in financing activities	(1,563)	(3,574)

Net (decrease) increase in cash and cash equivalents	(2,686)	2,137
Cash and cash equivalents — beginning of period	33,335	31,198

Cash and cash equivalents — end of period	$30,649	$33,335

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$143	$178
Income taxes (refunded) paid during the period	(2,571)	997
Noncash Investing and Financing Activities:
Property and equipment acquired under rent agreement	$—	$321
Property and equipment acquired under capital lease	—	345
Accrued purchases of property and equipment	7	173

Stock-based compensation included in continuing operations is allocated as follows:

	Three Months Ended Dec 31,		Twelve Months Ended Dec 31,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Cost of net revenues	$37	$48	$183	$216
Sales and marketing	119	44	392	381
Technology and development	82	72	327	250
General and administrative	404	650	2,027	2,920

Total stock-based compensation expense	$642	$814	$2,929	$3,767

CafePress Inc.

Reconciliation of GAAP Net Income (Loss) from Continuing Operations to Non-GAAP Adjusted EBITDA from Continuing Operations

(In thousands)

	Three Months Ended Dec 31,		Twelve Months Ended Dec 31,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
		Revised		Revised
Net income (loss) from continuing operations	$668	$(4,682)	$(13,557)	$(13,071)
Non-GAAP adjustments:
Interest and other (income) expense, net	18	37	116	133
Provision for income taxes	814	9,810	141	6,795
Depreciation and amortization	2,237	2,320	9,382	8,799
Amortization of intangible assets	939	939	3,758	4,292
Acquisition-related costs	—	(1,992)	(669)	(1,518)
Stock-based compensation	642	814	2,929	3,767
Restructuring	—	—	491	—

Adjusted EBITDA* (from continuing operations)	$5,318	$7,246	$2,591	$9,197

*	Adjusted EBITDA is a non-GAAP financial measure which we define as net income (loss) from continuing operations less interest and other income (expense), provision for (benefit from) income taxes, depreciation and amortization, amortization of intangible assets, acquisition-related costs, stock-based compensation and impairment charges. Acquisition-related costs include performance-based compensation payments, any changes in the estimated fair value of performance-based contingent consideration payments which were initially recorded in connection with our acquisition of substantially all of the assets of L&S Retail Ventures, Inc. and Logo’d Softwear, Inc., and the business acquisition of EZ Prints, Inc. and third-party fees incurred as part of our acquisitions of L&S Retail Ventures, Inc., Logo’d Softwear, Inc. and EZ Prints, Inc.

CafePress Inc.

Reconciliation of GAAP Operating Income (Loss) from Continuing Operations to Non-GAAP Operating Income (Loss) from Continuing Operations

(In thousands)

	Three Months Ended Dec 31,		Twelve Months Ended Dec 31,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
		Revised		Revised
Income (loss) from continuing operations	$1,500	$5,165	$(13,300)	$(6,143)
Non-GAAP adjustments:
Amortization of intangible assets	939	939	3,758	4,292
Acquisition-related costs	—	(1,992)	(669)	(1,518)
Stock-based compensation	642	814	2,929	3,767
Restructuring	—	—	491	—

Non-GAAP operating income (loss) from continuing operations	$3,081	$4,926	$(6,791)	$398

CafePress Inc.

Reconciliation of GAAP Net Income (Loss) from Continuing Operations to Non-GAAP Net Income (Loss) from Continuing Operations and Non-GAAP Income (Loss) from Continuing Operations per Basic and Diluted Share

(In thousands, except per share amounts)

	Three Months Ended Dec 31,		Twelve Months Ended Dec 31,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
		Revised		Revised
Net income (loss) from continuing operations	$668	$(4,682)	$(13,557)	$(13,071)
Non-GAAP adjustments:
Amortization of intangible assets	939	939	3,758	4,292
Acquisition-related costs	—	(1,992)	(669)	(1,518)
Stock based compensation	642	814	2,929	3,767
Restructuring	—	—	491	—
Provision for (benefit from) income taxes	(296)	8,050	2,645	6,700

Non-GAAP net income (loss) from continuing operations	$1,953	$3,129	$(4,403)	$170

Non-GAAP net income (loss) from continuing operations per share:
Basic	$0.11	$0.18	($0.25)	$0.01

Diluted	$0.11	$0.18	($0.25)	$0.01

Shares used in computing Non-GAAP net income (loss) from continuing operations per share:
Basic	17,391	17,168	17,308	17,143

Diluted	17,432	17,348	17,308	17,318

CafePress Inc.

User Metrics Disclosure

	Three Months Ended Dec 31,		Twelve Months Ended Dec 31,
	2014	2013	2014	2013
User Metrics
Orders	2,214,686	2,488,659	5,749,673	6,632,338
year-over-year growth	-11%	10%	-13%	40%

Average Order Value	$37	$35	$40	$35
year-over-year growth	7%	-6%	12%	-20%